UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2016 (May 18, 2016)

BMC STOCK HOLDINGS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Lakeside Commons

980 Hammond Drive, NE, Suite 500

Atlanta, GA 30328

(Address Of Principal Executive Offices) (Zip Code)

(678) 222-1219

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On May 18, 2016, in connection with the previously announced underwritten public offering (the “Offering”) of shares of common stock, par value $0.01 (“Common Stock”), of BMC Stock Holdings, Inc. (the “Company”) by the Selling Stockholders (as defined herein), the Company and certain stockholders entered into the First Supplement (the “Supplement”) to the Registration Rights Agreement, effective as of December 1, 2015, by and among the Company and the stockholders named therein. The Supplement amends the limitation on the number of shares of Common Stock the Selling Stockholders may sell from 15% of the number of shares held by such holder immediately following the closing of the merger of Stock Building Supply Holdings, Inc. and Building Materials Holding Corporation (the “Merger”) with a carry-over of unsold shares up to 25% per quarter to 25% of the number of shares held by such holder immediately following the closing of the Merger per quarter with no carry-over of unsold shares.

A copy of the Supplement is attached to this Current Report as Exhibit 10.1 and is incorporated by reference into this Item 1.01. The foregoing summary description of the the Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplement.

Item 8.01 Other Events

On May 18, 2016, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with affiliates of The Gores Group, LLC, affiliates of Davidson Kempner Capital Management LP, and affiliates of Robotti & Company Advisors, LLC (collectively, the “Selling Stockholders”) and Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as representatives of the Underwriters, with respect to a registered underwritten public offering of 5,700,000 shares of Common Stock to be sold by the Selling Stockholders. The Company also granted the Underwriters an option to purchase up to 855,000 shares of Common Stock.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Stockholders, conditions to closing, indemnification obligations of the Company, the Selling Stockholders and the Underwriters, and termination and other customary provisions. These representations and warranties of the parties contained in the Underwriting Agreement have been made solely for the benefit of the other parties to the Underwriting Agreement and:

•	should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

•	may have been qualified in the Underwriting Agreement by disclosures that were made to the other party in connection with the negotiation of the Underwriting Agreement;

•	may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and

•	were made only as of the date of the Underwriting Agreement or such other date or dates as may be specified in the Underwriting Agreement.

The Offering was registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-211394). This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into such registration statement. The foregoing summary of the Underwriting Agreement is qualified by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

On May 20, 2016, the underwriters notified the Company of their election to exercise their over-allotment option in full, pursuant to the terms of the Underwriting Agreement, providing for the purchase of 855,000 shares of Common Stock from the Company at a price to the public of $17.00 per share.

On May 24, 2016, the Company issued a press release announcing the closing of the Offering described herein.

A copy of the press release issued by the Company, dated May 24, 2016, announcing the closing of the Offering is attached to this Current Report as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits. The following exhibits are provided as part of this Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 18, 2016, by and among BMC Stock Holdings, Inc., Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named in Schedule I thereto, and the stockholders named in Schedule II thereto.

10.1	First Supplement to the Registration Rights Agreement, dated as of May 18, 2016, by and among BMC Stock Holdings, Inc. and certain stockholders affiliated with Davidson Kempner Capital Management LP, Robotti & Company Advisors, LLC and The Gores Group, LLC.

10.2	Registration Rights Agreement, effective as of December 1, 2015, by and among Stock Building Supply Holdings, Inc. and certain stockholders affiliated with Davidson Kempner Capital Management LP, Robotti & Company Advisors, LLC and The Gores Group, LLC (incorporated by reference to Annex G to the definitive Joint Proxy and Consent Solicitation Statement/Prospectus filed with the SEC on November 2, 2015 in Commission File No. 333-206421).

99.1	Press release issued by BMC Stock Holdings, Inc. on May 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC STOCK HOLDINGS, INC.

Date: May 24, 2016	By:	/s/ James F. Major, Jr.
	Name:	James F. Major, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 18, 2016, by and among BMC Stock Holdings, Inc., Barclays Capital Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named in Schedule I thereto, and the stockholders named in Schedule II thereto.

10.1	First Supplement to the Registration Rights Agreement, dated as of May 18, 2016, by and among BMC Stock Holdings, Inc. and certain stockholders affiliated with Davidson Kempner Capital Management LP, Robotti & Company Advisors, LLC and The Gores Group, LLC.

10.2	Registration Rights Agreement, effective as of December 1, 2015, by and among Stock Building Supply Holdings, Inc. and certain stockholders affiliated with Davidson Kempner Capital Management LP, Robotti & Company Advisors, LLC and The Gores Group, LLC (incorporated by reference to Annex G to the definitive Joint Proxy and Consent Solicitation Statement/Prospectus filed with the SEC on November 2, 2015 in Commission File No. 333-206421).

99.1	Press release issued by BMC Stock Holdings, Inc. on May 24, 2016.